Supplement dated April 25, 2018
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Tax-Exempt Fund	11/1/2017
Effective May 1, 2018 (the "Effective Date"), the portfolio manager information under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Kimberly Campbell	Senior Portfolio Manager	Lead Portfolio Manager	2002
Catherine Stienstra	Senior Portfolio Manager	Portfolio Manager	May 2018
The rest of the section remains the same.
As of the Effective Date, the portfolio manager information under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund” section is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Kimberly Campbell	Senior Portfolio Manager	Lead Portfolio Manager	2002
Catherine Stienstra	Senior Portfolio Manager	Portfolio Manager	May 2018
Ms. Campbell joined one of the Columbia Management legacy firms or acquired business lines in 1995. Ms. Campbell began her investment career in 1980 and earned a B.A. from Smith College.
Ms. Stienstra joined the Investment Manager in 2007 as a senior portfolio manager. Ms. Stienstra began her investment career in 1988 and earned a B.A. from the University of Nebraska.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP233_07_002_(04/18)